SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  March 6, 2000
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                                 Date of Report
                        (Date of Earliest Event Reported)

                  TIANRONG INTERNET PRODUCTS AND SERVICES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                               8 West 38th Street
                                    9th Floor
                            New York, New York 10018
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                    (Address of Principal Executive Offices)

                                  212/398-7833
                               212/398-8695 (fax)
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                         (Registrant's Telephone Number)

                           MAS ACQUISITION XVII CORP.
                              1710 E. Division St.
                              Evansville, IN 47711
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                        (Former Name and Former Address)


New Jersey                          000-27165                22-1644111
----------                          ---------                ----------
(State or other                    (Commission              (IRS Employer
jurisdiction of incorporation)      File Number)             Identification No.)

ITEM 1.      CHANGES IN CONTROL OF REGISTRANT

        (a) Pursuant to a Stock Purchase Agreement (the "Agreement") effective March 6, 2000, Tianrong Internet Products and Services, Inc., a New Jersey corporation ("TIPS" or, the "Company"), acquired 8,250,000 outstanding shares of MAS XVII Corp ("MAS XVII") from MAS Capital, Inc., a shareholder thereof, for Two Hundred Thousand ($200,000) Dollars. As a result, MAS XVII became a majority-owned subsidiary of TIPS.

        The Stock Purchase Agreement was approved by the unanimous consent of the Board of Directors of TIPS on March 6, 2000.




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






        Prior to the Agreement, TIPS had 75,540,472 shares of common stock issued and outstanding and, 75,540,472 shares issued and outstanding following the Agreement. TIPS was incorporated in the State of New Jersey on January 29, 1959.

        Upon effectiveness of the Agreement, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, TIPS became the successor issuer to MAS XVII for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective March 6, 2000.

        A copy of the Stock Purchase Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

        (b) The following table contains information regarding the shareholdings of the Company's current directors and executive officers and those persons or entities who beneficially own more than 5% of the Company's common stock:

NAME                  AMOUNT OF COMMON STOCK          PERCENT OF COMMON STOCK
                      BENEFICIALLY OWNED(1)           BENEFICIALLY OWNED


James A. Tilton           52,828,339(2)                       70%
President,
Director

All directors and         52,828,339(2)(3)                    70%
executive officers
as a group
(2 persons)

DIZON Investments

International, Inc.        2,500,000(4)                       03%
8 West 38th St.
New York, NY 10018

Tianrong Building         50,000,000(5)                       66%
Material Holdings, Ltd.
8 West 38th St.
New York, NY 10018

Xiang Gao                    920,000                          01%
11859 NE 162 Land
Bothell, WA 98011






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(1)     Based upon 75,540,472 outstanding shares of common stock.

(2)(3) Includes 2,500,00 shares owned Dizon Investments International, Inc., a company of which James Tilton is an officer and director and 50,000,000 of Tianrong Building Material Holdings, Ltd., a company of which Tilton is an officer and director, and, which is also the parent of TIPS.

(4)     A company of which James Tilton is an officer and director.

(5) Is a company of which James Tilton is an officer and director and is the parent company of TIPS.

COMPANY'S BUSINESS AND SUBSIDIARIES

        Tianrong Internet Products and Services, Inc. (OTCBB:TIPS) is a U.S. holding company whose strategy is the acquisition of domestic and international Internet Service Providers and related companies. TIPS owns five development stage, Internet related companies.

        A-Web Internet Services (http://www.aweb.com), established in 1995, is an Internet service provider in the city of New York. A-Web provides a wide range of Internet access and services, for its on-line consumers.

        AAAMall.net ("http://www.aaamall.net), is an electronic commerce outsourcing and direct marketing company dedicated to making e-Commerce a reality for all businesses. The technology, innovative merchant services, and extensive distribution channels have been designed to help companies effectively conduct business online.

        On July 20th, 1999, the company acquired of ChinaMalls, Inc. ("http://www.chinamalls.com"), which is an E-Commerce company dedicated to helping merchants, resellers, shoppers, and partners of the global Chinese market sell and buy products online. The site has over 2700 items for sale in 16 different categories. The company offers complete bilingual turnkey solutions for commerce enabled storefronts through our merchant, reseller, affiliate, consultant and partner programs. ChinaMalls provides thousands of products, including VCDs, CDs, books, electronics, jewelry, health products, art, home and garden.

        On October 25, 1999, Tianrong Internet Products and Services, Inc, acquired Chongqing Word Technology Co., Ltd., a mainland China based Internet service provider and e-commerce developer.

        On January 19, 2000, Tianrong Internet Products and Services, Inc. announced its plans to launch a new Internet Telephony company, Phonecalls.com, Inc. The new company will be a wholly owned subsidiary of TIPS and conduct business on the Internet as: http://www.phonecalls.com. Phonecalls.com will offer to consumers the opportunity to purchase on-line, prepaid phonecards with instant PIN #s. This will allow customers to use the prepaid phonecards at the time of purchase. The Company will offer low priced and quality service throughout the World by using both Internet and telecommunication technology.




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        (Additional   information   can  be   obtained   from   our  web   site,
http://www.tipsstock.com.)

        However, TIPS presently operates at a loss and has not received revenues from operations sufficient to maintain its operations. TIPS has raised funds for operations through the sale of its securities. See "RISK FACTORS".

PROPERTY

        TIPS maintains its administrative offices at 8 West 38th Street, 9th Floor, New York, N.Y. 10018. The Company does not lease its own space and pays no rent. The offices are leased by other companies affiliated with the Company's president and the office space and all office services are shared.

LITIGATION

        There is no outstanding litigation in which the Company is involved and the Company is unaware of any pending actions or claims against it.

DESCRIPTION OF SECURITIES

        The Company has an authorized capitalization of 200,000,000 shares of common stock, $.001 par value per share and no authorized preferred stock.

MARKET FOR TIPS' SECURITIES

        TIPS is a non-reporting publicly traded company with certain of its securities exempt from registration under the Securities Act of 1933 pursuant to Rule 504 of Regulation D of the General Rules and Regulations of the Securities and Exchange Commission. TIPS's common stock is traded on the NASD OTC Bulletin Board under the symbol TIPS. The NASDAQ Stock Market has implemented a change in its rules requiring all companies trading securities on the NASD OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934.

        The Company was required to become a reporting company by the close of business on April 8, 2000. TIPS acquired 96.8% the outstanding shares of MAS XVII to become successor issuer to it pursuant to Rule 12g-3 in order to comply with the reporting company requirements implemented by the NASDAQ Stock Market.

MANAGEMENT

         Name          Age                            Title
         ----          ---                            -----

James A. Tilton        38                        President, Chief
                                        Executive Officer and Director

Jane Zheng             37               Secretary, Treasurer and Director




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





        James A. Tilton serves as President, Chief Executive Officer and a director of the Company and is also the president and sole director of its majority-owned subsidiary, MAS XVII Corporation. Mr. Tilton was appointed President, Chief Executive Officer and a director of the Company in July 1998. Since July 1995, Mr. Tilton has also been President and a director of Tianrong Building Material Holdings, Ltd., an OTC Bulletin Board listed holding company (trading symbol "TNRG") with business in China and southeast Asia. Since November 1995, Mr. Tilton has also been the President and a director of China Food and Beverage Company, an OTC Bulletin Board listed holding company (trading symbol "CHIF") primarily for a beer production company in China. Mr. Tilton is also sole shareholder, sole officer and sole director of International Beverage Development Corp., a shareholder of the Company. Mr. Tilton is expected to continue in such positions. Mr. Tilton is the husband of Jane Zheng, secretary, treasurer and a director of the Company.

        Jane Zheng serves as Secretary, Treasurer and a director of the Company. Ms. Zheng was appointed as Secretary, Treasurer and Director of the Company in July 1998. Since July 1995, Ms. Zheng has also been secretary, treasurer and a director of Tianrong Building Material Holdings, Ltd. Since November 1995, Ms. Zheng has also been secretary, treasurer and a director of China Food and Beverage Company. Ms. Zheng is expected to continue in such positions. In 1986, Ms. Zheng received her degree in engineering from Shanghai University, Shanghai, China. In 1994, Ms. Zheng received a Masters of Business Administration degree in Finance from Adelphi University, Garden City, New York. Ms. Zheng is the wife of James A. Tilton.

EXECUTIVE COMPENSATION

        Ms. Zheng is not currently receiving any salary or other remuneration from the Company. Mr. Tilton is not currently receiving any salary or other remuneration from the Company.

        All directors of the Company hold office until the next annual meeting of shareholders or until their successors are elected and qualified. Currently, there are two directors of the Company. The by-laws permit the Board of Director to fill any vacancy and such director may serve until the next annual meeting of shareholders or until his successor is elected and qualified. Officers serve at the discretion of the Board of Directors.

RISK FACTORS

        TIPS IS CURRENTLY OPERATING AT A LOSS. If losses continue, TIPS may need to raise additional capital through the placement of its securities or from other debt or equity financing. If the Company is not able to raise such financing or obtain alternative sources of funding, management may be required to curtail operations. There is no assurance that the Company will be able to continue to operate if additional sales of its securities cannot be generated or other sources of financing located.






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        MANAGEMENT AND AFFILIATES OWN ENOUGH SHARES TO CONTROL SHAREHOLDER VOTE.

        THE COMPANY HAS NOT BEEN AUDITED BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. Although the Company is required to file audited financial statements no later than 60 days from the date that this report is required to be filed, no such audited financial statements have been prepared or are available for inspection as of the date hereof. Consequently, there can be no assurance that any representations as to the financial condition or assets of the Company are as stated herein.

        COMPETITION FROM LARGER AND MORE ESTABLISHED COMPANIES MAY HAMPER MARKETABILITY.

        ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTORS' SHARE VALUE. The Company's Articles of Incorporation, as amended, of TIPS authorizes the issuance of 200,000,000 shares of common stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by its then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by TIPS. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market develop for the Company's common stock.

        PENNY STOCK REGULATION. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the NASDAQ Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

        Not Applicable.

ITEM 3.          BANKRUPTCY OR RECEIVERSHIP

        Not applicable.

ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not applicable

ITEM 5.          OTHER EVENTS

        Successor Issuer Election.

        Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, upon effectiveness of said Agreement, the Company became the successor issuer to MAS XVII for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective March 6, 2000.

ITEM 6.          RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

        Pursuant to the terms of the aforementioned Agreement, the Registrant has accepted the resignation of Aaron Tsai, the Registrant's sole Director and Officer as of March 6, 2000, and appointed James Tilton as President and Director of the Registrant.

ITEM 7.          FINANCIAL STATEMENTS

        No financial statements are filed herewith. The Registrant is required to file financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

ITEM 8.          CHANGE IN FISCAL YEAR

        TIPS has a December 31 fiscal year end. The fiscal year of MAS XVII is December 31. The Company will file a Transitional Report on Form 10-QSB, if required.

EXHIBITS

2.1     Stock Purchase Agreement
        between MAS Acquisition XVII Corp.
        and TIPS, dated
        March 6, 2000.

*3.1    Articles of Incorporation of TIPS,
        as amended

*3.2    By-Laws of TIPS




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*24.1   Consent of accountants

*27.1   Financial Data Schedule

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*To be filed by amendment




                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                       By /s/ James A. Tilton
                       James A. Tilton, President

                 Date: March 6, 2000